                                                                    EXHIBIT 99.1

                             [RENAL CARE GROUP LOGO]

                             N e w s   R e l e a s e

CONTACT: TERRY PROVEAUX
         DIRECTOR OF INVESTOR RELATIONS
         615-345-5577

                RENAL CARE GROUP ANNOUNCES FIRST QUARTER RESULTS

Nashville, Tennessee, (May 4, 2005) -- Renal Care Group, Inc. (NYSE:RCI) today announced results for the first quarter ended March 31, 2005.

      Gary A. Brukardt, Renal Care Group's president and chief executive officer, commented, "We are pleased to report solid results for the first quarter, which reflect the overall strength of our operations. Our 8,900 associates deserve credit for the Company's success due to their unyielding dedication in caring for our patients."

      For the three months ended March 31, 2005, Renal Care Group's net revenues increased 34.3% to $373.5 million compared with net revenues of $278.0 million for the same period in 2004. Net income for the first quarter of 2005 rose 11.8% to $33.6 million compared with net income of $30.1 million in the first quarter of 2004. Diluted net income per share for the first quarter of 2005 increased 14.3% to $0.48 compared with diluted net income per share of $0.42 in the same quarter of 2004.

      GAAP results for the quarter ended March 31, 2004, give effect to resolutions of contractual issues with payors that were unusual in amount and timing, which favorably impacted earnings per share by $0.04 per diluted share. Excluding the effect of these resolutions, non-GAAP net income for the quarter ended March 31, 2004, was $27.2 million, or $0.38 per diluted share. Renal Care Group has decided to present the non-GAAP information to give investors a means of comparing the Company's normalized operational performance in the quarter ended March 31, 2004, with its operational performance in the same period in 2005 before the impact of the resolution of the payor contract issues. A reconciliation between the non-GAAP results and the Company's GAAP results accompanies this press release.

      Renal Care Group will hold a conference call to discuss this press release on Wednesday, May 4, 2005, at 11:00 a.m. Eastern Time. A listen-only simulcast of the conference call to discuss this press release will be available online at the Company's website at www.renalcaregroup.com.

                                     -MORE-

RCI Announces First Quarter Results
Page 2
May 4, 2005

      Renal Care Group, Inc. is a specialized dialysis services company that provides care to patients with kidney disease. The Company serves over 30,400 patients at more than 425 outpatient dialysis facilities in addition to providing acute dialysis services at more than 210 hospitals. Over 8,900 associates provide services across the Company's 34-state network. More information about Renal Care Group, Inc. may be found at www.renalcaregroup.com.

      Certain statements in this press release, particularly those of Mr. Brukardt constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are usually preceded by words like expect, plan, intend, believe, will and the like, include statements that necessarily depend on future events. These forward-looking statements reflect management's expectations and are based upon currently available information. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of Renal Care Group to differ materially from those expressed in or implied by the forward-looking statements, including risks related to: the dependence of our profits on the services we provide to a small number of patients who have private insurance; risks related to the drug Epogen (EPO); changes in the Medicare and Medicaid programs; changes in the health care delivery, financing or reimbursement systems; compliance with health care and other applicable laws; and the integration of acquired companies. These and other factors affecting the Company are discussed in more detail in Renal Care Group's reports filed with the Securities and Exchange Commission, including without limitation Renal Care Group's annual report on Form 10-K for the year ended December 31, 2004. Copies of these filings are available from Renal Care Group upon request.

                                     -MORE-

RCI Announces First Quarter Results
Page 3
May 4, 2005

                             RENAL CARE GROUP, INC.
               UNAUDITED CONDENSED CONSOLIDATED INCOME STATEMENTS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                       THREE MONTHS ENDED
                                                            MARCH 31,
                                                  -----------------------------
                                                       2005           2004
                                                  -------------  --------------
Net revenue                                       $     373,509  $      278,028

Operating costs and expenses:
   Patient care costs                                   246,579         179,372
   General and administrative expenses                   30,631          22,676
   Provision for doubtful accounts                        8,203           7,110
   Depreciation and amortization                         16,787          12,163
                                                  -------------  --------------
     Total operating costs and expenses                 302,200         221,321

Income from operations                                   71,309          56,707

Interest expense, net                                     7,261             965
                                                  -------------  --------------

Income before minority interest and income taxes         64,048          55,742

Minority interest                                         9,362           7,214
                                                  -------------  --------------

Income before income taxes                               54,686          48,528

Provision for income taxes                               21,054          18,441
                                                  -------------  --------------

Net income                                        $      33,632  $       30,087
                                                  =============  ==============

Diluted net income per share                      $        0.48  $         0.42
                                                  =============  ==============

Diluted weighted average shares outstanding              70,361          71,223
                                                  =============  ==============

                                     -MORE-

RCI Announces First Quarter Results
Page 4
May 4, 2005

                             RENAL CARE GROUP, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                 MARCH 31,    DECEMBER 31,
                                                                   2005           2004
                                                              -------------  --------------
                                                               (unaudited)
ASSETS:
Current assets:
   Cash and cash equivalents                                  $      12,900  $       17,931
   Accounts receivable, net                                         275,365         275,373
   Other current assets                                              82,239          79,780
                                                              -------------  --------------
     Total current assets                                           370,504         373,084

Property, plant and equipment, net                                  332,361         316,532
Goodwill, intangible assets and other assets, net                   763,524         739,364
                                                              -------------  --------------

     TOTAL ASSETS                                             $   1,466,389  $    1,428,980
                                                              =============  ==============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Total current liabilities                                     $     254,214  $      243,905
Long-term debt, net of current portion                              474,909         479,645
Other long-term liabilities                                         109,583         113,309
                                                              -------------  --------------
     Total liabilities                                              838,706         836,859
                                                              -------------  --------------

Stockholders' equity:
   Common stock, $0.01 par value, 150,000 shares authorized,
     82,770 and 82,317 shares issued, respectively                      828             823
   Treasury stock, 14,766 and 14,514 shares, respectively          (381,635)       (372,249)
   Additional paid-in capital                                       421,945         411,888
   Retained earnings                                                585,495         551,863
   Accumulated other comprehensive income (loss), net of tax          1,050            (204)
                                                              -------------  --------------

     Total stockholders' equity                                     627,683         592,121
                                                              -------------  --------------

     TOTAL LIABILITIES AND
        STOCKHOLDERS' EQUITY                                  $   1,466,389  $    1,428,980
                                                              =============  ==============

                                     -MORE-

RCI Announces First Quarter Results
Page 5
May 4, 2005

                             RENAL CARE GROUP, INC.
            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                      THREE MONTHS ENDED
                                                                           MARCH 31,
                                                                 -----------------------------
                                                                      2005           2004
                                                                 -------------  --------------
Operating Activities:
   Net income                                                    $      33,632  $       30,087
   Adjustments to reconcile net income to
     net cash provided by operating activities:
       Depreciation and amortization                                    16,787          12,163
       Loss on sale of property and equipment                              394             154
       Distributions to minority shareholders                           (8,077)         (3,561)
       Income applicable to minority interest                            9,362           7,214
       Deferred income taxes                                            (1,257)              -
       Changes in operating assets and liabilities,
         net of effects from acquisitions                               14,289            (600)
                                                                 -------------  --------------
           Net cash provided by operating activities                    65,130          45,457
                                                                 -------------  --------------

Investing Activities:
   Purchases of property and equipment                                 (22,161)        (19,118)
   Cash paid for acquisitions, net of cash acquired                    (44,013)        (55,768)
   Change in other assets                                                1,388          (3,173)
                                                                 -------------  --------------
           Net cash used in investing activities                       (64,786)        (78,059)
                                                                 -------------  --------------

Financing Activities:
   Net proceeds from issuance of long-term debt                              -         120,000
   Payments on long-term debt                                           (4,063)              -
   Net borrowings under line of credit and capital leases                  982          25,921
   Net proceeds from issuance of common stock                            7,092           9,628
   Repurchase of treasury shares                                        (9,386)       (135,636)
                                                                 -------------  --------------
           Net cash (used in) provided by financing activities          (5,375)         19,913
                                                                 -------------  --------------

Decrease in cash and cash equivalents                                   (5,031)        (12,689)

Cash and cash equivalents at beginning of period                        17,931          50,295
                                                                 -------------  --------------

Cash and cash equivalents at end of period                       $      12,900  $       37,606
                                                                 =============  ==============

                                     -MORE-

RCI Announces First Quarter Results
Page 6
May 4, 2005

                             RENAL CARE GROUP, INC.
                  SUPPLEMENTAL GAAP TO NON-GAAP RECONCILIATION
                (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                           THREE MONTHS ENDED
                                                             MARCH 31, 2004
                                              --------------------------------------------
                                                                                Non-
                                                 GAAP (1)      Difference      GAAP (2)
                                              -------------  -------------  --------------
Net revenue                                   $     278,028  $      (4,700) $      273,328

Operating costs and expenses:
   Patient care costs                               179,372              -         179,372
   General and administrative expenses               22,676              -          22,676
   Provision for doubtful accounts                    7,110              -           7,110
   Depreciation and amortization                     12,163              -          12,163
                                              -------------  -------------  --------------
     Total operating costs and expenses             221,321              -         221,321

Income from operations                               56,707         (4,700)         52,007
Interest expense, net                                   965              -             965
                                              -------------  -------------  --------------

Income before minority interest
   and income taxes                                  55,742         (4,700)         51,042
Minority interest                                     7,214              -           7,214
                                              -------------  -------------  --------------

Income before income taxes                           48,528         (4,700)         43,828
Provision for income taxes                           18,441         (1,786)         16,655
                                              -------------  -------------  --------------

Net income                                    $      30,087  $      (2,914) $       27,173
                                              =============  =============  ==============

Diluted net income per share                  $        0.42  $       (0.04) $         0.38
                                              =============  =============  ==============

Diluted weighted average shares outstanding          71,223         71,223          71,223
                                              =============  =============  ==============

(1) Reported operating results in accordance with accounting principles generally accepted in the United States (GAAP).

(2) Non-GAAP amounts exclude resolutions of payor contract issues recorded in the first quarter of 2004 that were unusual in amount and timing and the related tax effect.

                                     -MORE-

RCI Announces First Quarter Results
Page 7
May 4, 2005

                             RENAL CARE GROUP, INC.
    SUPPLEMENTAL OPERATING DATA AND RECONCILIATION OF NET INCOME TO EBITDA(1)
            (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT OPERATING DATA)

                                                 THREE MONTHS ENDED
                                                      MARCH 31,
                                            -----------------------------
                                                 2005           2004
                                            -------------  --------------
OPERATING DATA:
Patients                                           30,426          22,619
Treatments                                      1,146,233         860,249
Same-market treatment growth                          3.0%            3.5%
Same-market revenue growth                            6.0%            8.3%
Patient revenue per treatment               $         324  $          323

RECONCILIATION OF NET INCOME TO EBITDA(1):
Net income                                  $      33,632  $       30,087
Depreciation and amortization                      16,787          12,163
Interest expense, net                               7,261             965
Minority interest                                   9,362           7,214
Provision for income taxes                         21,054          18,441
                                            -------------  --------------
EBITDA(1)                                   $      88,096  $       68,870
                                            =============  ==============

(1) The Company defines EBITDA as net earnings or loss before minority interest, interest expense (net), provision for income taxes, depreciation and amortization and all non-cash charges. The Company includes EBITDA because it generally considers EBITDA to be a good indicator of the Company's ability to generate cash flow in order to fund liabilities and reinvest in the Company and its business. EBITDA is not a measurement of financial performance under GAAP and should not be considered a substitute for net income or loss as a measure of performance, or to cash flow as a measure of liquidity.

                                      -END-